Exhibit 99.1

BioXcel Therapeutics | 555 Long Wharf Drive, 12th Floor | New Haven, CT 06511 | www.bioxceltherapeutics.com ® BXCL701 Key Opinion Leader Day February 21, 2023 NASDAQ: BTAI

This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this presentation include but are not limited to: statements regarding BioXcel Therapeutics’ expected timing of, and data results from, trials and clinical studies involving its product candidates, in particular BXCL701; planned discussions with regulators and potential registrational trials; strategic options for OnkosXcel; and potential market size and opportunity for product candidates. The words “anticipate,” “believe,” “can,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon BioXcel Therapeutics’ current expectations and various assumptions. BioXcel Therapeutics believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. BioXcel Therapeutics may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation: the Company’s limited operating history; its incurrence of significant losses; its need for substantial additional funding and ability to raise capital when needed; its limited experience in drug discovery and drug development; its dependence on the success and commercialization of IGALMI™, BXCL501, BXCL502 and BXCL701 and other product candidates; the Company has limited experience in marketing and selling drug products; IGALMI™ or the Company’s product candidates may not be accepted by physicians or the medical community in general; the failure of preliminary data from its clinical studies to predict final study results; failure of its early clinical studies or preclinical studies to predict future clinical studies; its ability to receive regulatory approval for its product candidates; its ability to enroll patients in its clinical trials; undesirable side effects caused by the Company’s product candidates; its novel approach to the discovery and development of product candidates based on EvolverAI; its exposure to patent infringement lawsuits; its ability to comply with the extensive regulations applicable to it; impacts from the COVID-19 pandemic; its ability to commercialize its product candidates; and the other important factors discussed under the caption "Risk Factors" in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC's website at www.sec.gov and the Investors section of our website at www.bioxceltherapeutics.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While BioXcel Therapeutics may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing BioXcel Therapeutics’ views as of any date subsequent to the date of this presentation. Forward-Looking Statements 2

BXCL701: Pipeline Within a Product Plan and Next-Generation Candidate 73 *Investigator Sponsored Trial Compound Proposed Indication Preclinical Phase 1 Phase 2 Expected Upcoming Milestone Collaborator BXCL701 Small Cell Neuroendocrine Prostate Cancer (SCNC) Initiate Phase 2b Small Cell Lung Cancer (SCLC) Initiate Phase 1b/2 Acute Myeloid Leukemia (AML) IST* Initiate Phase 1b/2 Metastatic Pancreatic Ductal Adenocarcinoma IST* Initiate Phase 2 supply agreement Next-Generation DPP8/9 Inhibitor Solid and Liquid Tumors Initiate novel candidate development

2023 2024 2025 1H 2H 1H 2H 1H 2H SCNC Clinical Development Timeline* 76 SCNC Phase 2b pivotal study NDA Submission Under AA Program *Initial discussions with the FDA regarding the development pathway and registrational strategy for BCXL701 in SCNC expected in mid-2023. | AA = Accelerated Approval

SCLC Clinical Development Timeline 2023 2024 2025 1H 2H 1H 2H 1H 2H Phase 1b SCLC PoC End of Phase 2 meeting